Exhibit (j)

                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated March 30, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-75608) of General Municipal Bond Fund, Inc.



                              [ERNST & YOUNG LLP SIGNATURE LOGO]
                              ERNST & YOUNG LLP

New York, New York
April 27, 1999